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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
         Date of Report (date of earliest event reported) - May 9, 2007

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)



            TEXAS                      1-12833                 75-2669310
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)



            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
       Registrant's telephone number, including Area Code - (214) 812-4600


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 9, 2007, TXU Corp. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2007, and distributed its 2007 first quarter Earnings Supplement. Such press release is furnished herewith as Exhibit 99.1, and such Earnings Supplement is furnished herewith as
Exhibit 99.2.

Within the press release and the supplemental financial information furnished herewith, the Company makes reference to certain financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), more fully explained in the press release. The Company believes that such non-GAAP measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year basis. Whenever such information is presented, the Company has complied with the provisions of the rules of Regulation G and Item 2.02 of Form 8-K under the Securities Exchange Act of 1934.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     Exhibit No.      Description


     99.1 Press release of the Company issued on May 9, 2007, announcing its financial results for the first quarter ended March 31, 2007.

     99.2             2007 First Quarter Earnings Supplement of the Company.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TXU CORP.



                                      By:      /s/  Stan J. Szlauderbach
                                         ---------------------------------------
                                      Name:     Stan J. Szlauderbach
                                      Title:    Senior Vice President and
                                                Controller


Dated:  May 9, 2007